Exhibit 99.1
------------










                              ACQUISITION AGREEMENT



                                 By and Between

                            SOFTNET TECHNOLOGY CORP.

                                       and

                        INDIGO TECHNOLOGY SERVICES, INC.



                         Dated as of: February 21, 2005



                        Effective as of: January 1, 2005

                              ACQUISITION AGREEMENT
                              ---------------------


THIS ACQUISITION AGREEMENT is made and entered into this 21st day of February, 2005 (the "Agreement") by and between SoftNet Technology Corp., a Nevada
             ---------
corporation   ("Buyer"),   and  Indigo  Technology  Services,   Inc.  a  Georgia
                -----
corporation ("Seller").
              ------


       WHEREAS, Seller operates an technology based corporation based out of the State of Georgia (the "Business"); and
                       --------


       WHEREAS, the purchase price for all of the assets and liabilities of Seller by Buyer, including, without limitation, 100% (one hundred percent) of the stock of Seller, is Six Million Shares of Buyer's Restricted Class A Common Stock (the "Acquisition Shares"); and


       WHEREAS, subject to the foregoing, Seller desires to sell and Buyer desires to purchase the Business in accordance with the terms, conditions, and agreements hereinafter contained.


       NOW THEREFORE, in consideration of the mutual premises and the covenants and promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


Section 1.    Sale and Purchase of Seller.
              ---------------------------

       1.1    Sale of Purchased Assets.
              ------------------------

       On the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller will sell, convey, transfer and assign to Buyer, and Buyer will purchase and accept from Seller all right, title and interest in and to all assets of Seller (other than the Excluded Assets, as hereinafter defined, collectively, the "Purchased Assets"), including, without limitation, the
                     -----------------
following:

              (a)    Personal Property.
                     -----------------

              The  tangible  and  intangible  personal  property  set  forth  on
Schedule 1.1(a) (the "Personal Property").
---------------       -----------------

              (b)    Leases.
                     ------

              The rights of Seller under the real and personal property leases and subleases set forth on Schedule 1.1(b).
                           ---------------

              (c)    Contracts.
                     ---------

              The rights and benefits of Seller under all contracts, agreements, license agreements, vendor agreements, purchase orders, commitments, sales orders and supply agreements set forth on Schedule 1.1(c).
                                          ---------------

              (d)    Permits.
                     -------

              The certificates, permits, license rights, consents, grants, ordinances, leaseholds, and all rights to construct, maintain and operate the Business and every right of every character whatever in connection therewith, and the obligations thereof, and all renewals, extensions, additions or modifications of any of the foregoing; as identified in Schedule 1.1(d), but
                                                          ----------------
only to the extent that Seller's rights to the foregoing are transferable under applicable federal, state, local, foreign or other laws, rules, regulations, orders, injunctions, building and other codes, ordinances, permits, licenses, decrees of federal, state, local, foreign or other authorities (collectively, "Laws"), (collectively, the "Permits");

              (e)    Customer List.
                     -------------

              The customer list of the Business and all books, files, papers, supplier lists (identified in Schedule 1.1(e) and other databases, licensee
                                ----------------
lists, distributor lists, bid information and customer correspondence relating exclusively to the Business.

              (f)    Goodwill.
                     --------

              The goodwill associated exclusively with the Business.

       1.2    Excluded Assets.
              ---------------

       Those Excluded Assets, if any, specifically identified in Schedule 1.2.
                                                                 ------------

       1.3    Method of Conveyance.
              --------------------

              (a) At the Closing, Seller shall effectuate the sale, transfer, conveyance, assignment and delivery by Seller of the Business to Buyer in accordance with Section 1.1 hereof and shall be deemed effective as of January 1, 2005 and shall be evidenced by Seller's execution and delivery of one or more bills of sale, assignments, and other instruments of conveyance and transfer.

              (b) At the Closing, Seller shall sell, transfer, convey, assign and deliver to Buyer title to: (i) the Personal Property specifically set forth on Schedule 1.1(a) hereto by a separate Bill of Sale and Assignment in the form
   ----------------
attached hereto as Exhibit 5.5(a), free and clear of any and all liens, security
                   --------------
interests  and  rights of Seller  (collectively,  "Liens"),  except  for  Liens,
                                                   -----
encumbrances and other encroachments  specifically identified in Schedule 1.3(b)
                                                                 ---------------
(collectively,  the "Permitted  Liens") and Liens, if any, created by Buyer, and
                     ----------------
subject to the Assumed Obligations

              (c) At the Closing, except as expressly set forth in Section 1.3(b) with respect to the Personal Property, Seller shall remise, release and quitclaim to Buyer all Seller's right, title and interest in and to all of Seller's assets, without warranties or covenants of title or otherwise, and subject to the Assumed Obligations. The form of such quitclaim conveyance shall be in a form reasonably acceptable to counsel for Seller and Buyer giving effect to the terms of this Agreement.

       1.4    Assumed Obligations.
              -------------------

       At the Closing, Buyer shall assume and shall agree to satisfy and discharge, as the same shall become due, (a) all of the liabilities, obligations, contracts and commitments from the operation of the Business, including, without limitation, those set forth on Schedule 1.1(b) and Schedule
                                                    ---------------     --------
1.1(c);  and (b) all  liabilities,  obligations  and  commitments  set  forth on
------
Schedule 1.4(b) (collectively, the "Assumed Obligations").
---------------                     -------------------

       1.5    Excluded Obligations.
              --------------------

       Buyer is not assuming, and Seller shall remain fully responsible for, all indebtedness, liabilities, obligations, contracts and commitments of Seller that are not Assumed Obligations (the "Excluded Obligations").
                                  --------------------

       1.6    Closing Date.
              ------------

       The closing of the transactions contemplated by this Agreement shall occur on or before the tenth (10th) day following the completion of Buyer's audit (the "Closing" or "Closing Date") or at such other date, time and place as
            -------      ------------
may be agreed upon by the parties. The foregoing notwithstanding, the sale shall be deemed to have taken place on January 1, 2005 (the "Acquisition Date").

Section 2.    Purchase Price.
              --------------

       2.1    Purchase Price.
              --------------

       At the Closing, Seller shall convey, transfer, assign and deliver to Buyer all of the assets and liabilities of Seller in exchange for (a) Buyer's assumption of the Assumed Obligations; and (b) issuance of the Acquisition Shares, fully paid, non assessable and duly issued (collectively, the "Purchase
                                                                        --------
Price").
-----

       2.2    Restrictive Legend
              ------------------

       Seller  and  Buyer  agree  that  the  Acquisition  Shares  will  bear the
restrictive legend  as set forth on  Schedule   and that the  restriction shall
                                     ----------
remain in full force and effect for a period of eighteen (18) months.

Section 3.    Representations and Warranties.
              ------------------------------

       3.1    Seller.
              ------

       Seller   hereby   represents   and  warrants  to  Buyer,   all  of  which
representations and warranties are true, complete, and correct in all material respects as of the date hereof and as of the Closing Date, as follows:

              (a)    Brokers.
                     -------

              Seller has not dealt with any broker, salesman, finder or similar person in connection with any part of the transactions contemplated by this Agreement, and, to Seller's actual knowledge, without inquiry, no broker, salesman, finder or similar person is entitled to any commission or fee with respect to such transactions as a result of Seller's actions.

              (b)    Title to Purchased Assets.
                     -------------------------

              As of  the  Closing  Date,  to the  extent  of  Seller's  interest therein, Seller shall have good and valid title to the Personal Property specifically set forth on Schedule 1.1(a) hereto, free and clear of any Liens
                           ----------------
except Permitted Liens, and except for Liens, if any, created by Buyer, and subject to the Assumed Obligations.

              (c)    Restrictions on Transfer.
                     ------------------------

              Seller acknowledges that the Acquisition Shares will bear a restrictive legend as required by Law. Seller represents that it will take no action contrary to the restrictions on transfer and will take all reasonable efforts to ensure compliance with same.

       3.2    Buyer.
              -----

       Buyer  hereby   represents   and   warrants  to  Seller,   all  of  which
representations and warranties are true, complete, and correct in all material respects as of the date hereof and as of the Closing Date, as follows:

              (a)    Brokers.
                     -------

              Buyer has not dealt with any broker, salesman, finder or similar person in connection with any part of the transactions contemplated by this Agreement, and, to Buyer's actual knowledge without inquiry, no broker, salesman, finder or similar person is entitled to any commission or fee with respect to such transactions as a result of Buyer's actions.

              (b)    Restrictions on Transfer.
                     ------------------------

              Buyer acknowledges that the Acquisition Shares will bear a restrictive legend as required by Law. Buyer represents that it will take no action contrary to the restrictions on transfer and will take all reasonable efforts to ensure compliance with same.

Section 4.    Covenants Prior to Closing.
              --------------------------

       4.1    Seller's Covenants.
              ------------------

       Seller covenants that, except as otherwise consented to in writing by Buyer, from and after the date hereof until the Closing or the earlier termination of this Agreement, the Business will be conducted only in the ordinary course and in substantially the same manner as heretofore conducted except as required by this Agreement; and Seller will use reasonable efforts consistent with past practice to preserve the organization of the Business and continuing business relationships with suppliers, customers, clients and others having business relations with Seller with respect to the Business.

       4.2    Access.
              ------

       From and after the date hereof and until the Closing or the termination of this Agreement, Seller shall, upon reasonable prior notice, give to Buyer and to Buyer's counsel, accountants, consultants and other representatives and designees, reasonable access during normal business hours as Seller may approve, to the properties, agreements, and records with respect to the Business and will furnish to Buyer, at Buyer's expense, copies, at a cost of no more than $0.10 per page, of all documents and all such information concerning the properties and affairs of the Business as Buyer may reasonably request.

       4.3    Cooperation.
              -----------

       Buyer and Seller agree (a) to cooperate with each other in determining whether any filings are required to be made or consents required to be obtained in any jurisdiction in connection with the consummation of the transactions contemplated hereby and in making or causing to be made any such filings promptly and in seeking to obtain in a timely manner any such consents; and (b) to use all reasonable efforts to obtain promptly the satisfaction of the conditions to the Closing of the transactions contemplated herein. Buyer and Seller shall furnish to each other and to each other's counsel all such information as may be reasonably required in order to effectuate the foregoing.

Section 5.    Closing.
              -------

       5.1    Conditions to Buyer's Obligations.
              ---------------------------------

       The obligations of Buyer under this Agreement, including, without limitation, the obligation to consummate and effect the purchase of the Purchased Assets, shall be subject to satisfaction of the following conditions, unless waived by Buyer:

              (a) Buyer shall have a period of thirty (30) days from the execution of this Agreement in which to complete its due diligence including, but not limited to, verification of income and expenses and a complete audit of same. In the event Buyer is not completely satisfied, Buyer may terminate this Agreement.

              (b) Seller shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

              (c) All representations and warranties of Seller herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such date.

              (d) Seller shall have executed and delivered to Buyer all documents contemplated by Section 5.5 of this Agreement.

              (e) Prior to the Closing Date, Buyer and Seller shall have obtained all necessary authorizations, consents, approvals and permits required by Law for the consummation of the transactions contemplated by this Agreement (collectively, "Regulatory Approvals").
                --------------------

       5.2    Conditions to Seller's Obligations.
              ----------------------------------

       The obligations of Seller under this Agreement, including, without limitation, the obligation to consummate and effect the sale shall be subject to satisfaction of the following conditions, unless waived by Seller:

              (a) Buyer shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

              (b) All of the representations and warranties of Buyer herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of, and with reference to such date.

              (c) Buyer shall have executed and delivered to Seller all documents contemplated by Section 5.4 of this Agreement.

              (d) Prior to the Closing Date, Buyer and Seller shall have obtained all necessary Regulatory Approvals.

       5.3    Conditions to Seller's and Buyer's Obligations.
              ----------------------------------------------

       The obligations of Seller and Buyer to consummate and effect the sale pursuant to this Agreement shall be subject to the following additional condition, unless waived by Seller and Buyer:

              (a) No injunction or temporary restraining order shall have been granted restraining or prohibiting the consummation of the transactions contemplated by this Agreement, and no action, suit or other proceeding instituted by any federal, state, or local governmental authority seeking such an injunction or order shall be pending or threatened.

       5.4    Buyer's Closing Documents.
              -------------------------

       At the Closing, Buyer will deliver to Seller, in form and substance consistent with this Agreement:

              (a)    An   instrument   of   assumption   assuming   the  Assumed
Obligations, which instrument shall have terms and conditions conforming to this Agreement.

              (b) Such other documents as Seller may reasonably request to effectuate the transactions contemplated by this Agreement.

       5.5    Seller's Closing Documents.
              --------------------------

       At the Closing, Seller will deliver to Buyer, in form and substance consistent with this Agreement:

              (a)    A Bill of Sale  in the  form  attached  hereto  as  Exhibit
                     5.5(a).

              (b)    Assignment of the real property lease, if any.

              (c) Copies of company resolutions authorizing the execution and delivery of, and performance of Seller's obligations under, this Agreement.

              (d) A certificate of Seller, certifying and warranting that the representations, warranties and agreements of Seller contained in this Agreement are true and accurate in all material respects as of the Closing Date and that Seller has satisfied and performed all of its respective obligations hereunder.

              (e) Such other documents as Buyer shall reasonably request to effectuate the transactions contemplated by this Agreement.

       5.6    Closing Apportionments.
              ----------------------

              NONE

       5.7    Adjustments/Prorations.
              ----------------------

              NONE

Section 6.    Additional Covenants.
              --------------------

       If the Closing occurs hereunder, then from and after the Closing Date, the parties hereto shall be bound by the following covenants:

       6.1    Post-Closing Access.
              -------------------

       Buyer shall, following the Closing, give to Seller and its respective authorized representatives such reasonable access, at Seller's cost and expense, during normal business hours and upon prior notice, to books and records constituting part of the Seller (including, without limitation, all such accounting books and tax records) as Seller may reasonably require in connection with the preparation and filing of tax returns or any claim made by any party with respect to a liability or obligation.

       6.2    Nondisclosure.
              -------------

       If this Agreement and the transactions provided for herein shall be terminated or abandoned for any reason whatsoever, each party shall return to the other parties any and all proprietary, confidential and trade secret information and data furnished to such party in connection herewith and hold in confidence its knowledge of any and all such proprietary, confidential and trade secret information or data and not disclose or publish the same directly or indirectly (a) without the prior written consent of such other party or (b) until the same has been theretofore publicly disclosed by such other party or otherwise ceased to be trade secret or confidential as evidenced by general public knowledge; provided, however, that each party shall have the right to disclose such information, without consent to the extent that (x) such party is required by Law to do so, or (y) such disclosure is required in connection with litigation pertinent to such information. For purposes of this Section 6.2, proprietary, confidential and trade secret information shall include without limitation confidential and/or proprietary information regarding the business and financial affairs of such party.

       6.3    Non-Compete.
              -----------

       Unless the Seller receives the prior written consent of the Buyer, the Seller, and any of its members, officers, directors and/or key employees, shall not directly or indirectly compete with the Business of the Company for a period of five (5) years after the Closing (the "Restricted Period"). The term "not compete", as used herein, shall mean that the Seller, and any of its officers, directors, key employees, shall not own, manage, operate, consult or be employed in a business substantially similar to, or in competition with the Business (the "Restricted Activities"). In the event the Buyer, voluntarily or involuntarily, ceases the operation of the business of the Seller, through bankruptcy or liquidation, the Restricted Period shall terminate. Should the Seller breach this provision, the Company shall be entitled to an injunction restraining the Seller, and any of its officers, directors, key employees, from owning, managing, operating, consulting or being employed in a business substantially similar to, or in competition with, the Business. Additionally, the Company shall be entitled to punitive damages for such conduct and need not prove that such damages are recoverable by law. The right to secure an injunction, or recover punitive damages, is not to be considered the Buyer's exclusive rights and the Buyer may pursue any other remedies it may have, in law or in equity, against the Seller, or any of its officers, directors, key employees, for a breach of this provision.

       6.4    Further Assurances.
              ------------------

       Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement

Section 7.    Survival of Representations and Warranties; Indemnification.
              -----------------------------------------------------------

       7.1    Survival of Representations and Warranties.
              ------------------------------------------

       The representations and warranties of Buyer and Seller set forth in this Agreement and in any certificate, agreement, or instrument delivered in connection with the transactions contemplated hereby, shall survive Closing for the following periods:

              (a) With respect to the representations and warranties arising under Section 3.1(a), Section 3.1(b) and Section acknowledges that the Acquisition Shares will bear a restrictive legend as required by Law. Seller represents that it will take no action contrary to the restrictions on transfer and will take all reasonable efforts to ensure compliance with same.

              (b) With respect to the representations and warranties arising under Section 3.2(b) and of this Agreement, for an indefinite period of time.

       7.2    Indemnification by Seller.
              -------------------------

       Seller shall, defend, indemnify, and hold harmless Buyer and officers, directors, shareholders, agents, employees and affiliates, and their successors and permitted assigns (individually, a "Buyer Indemnitee" and collectively the
                                          ----------------
"Buyer Indemnitees"), from and against any and all claims, losses, deficiencies,
 -----------------
liabilities, obligations, damages, penalties, punitive damages, costs, and expenses (including, without limitation, legal, accounting and consulting fees), resulting from third party claims (collectively, "Losses"), suffered by a Buyer
                                                   ------
Indemnitee, which arise out of or result from:

              (a) any material inaccuracy or material misrepresentation in or material breach of any of the covenants or agreements made by Seller in this Agreement or in any document, certificate or affidavit delivered by Seller pursuant to the provisions of this Agreement;

              (b) any taxes arising from the operation of the Business prior the Closing Date;

              (c)    the Excluded Obligations;

              (d)    the Excluded Assets; and

              (e) any other matter related to the conduct of the Business prior to the Closing Date or use of the Purchased Assets prior to the Closing Date, other than Assumed Obligations.

       7.3    Indemnification by Buyer.
              ------------------------

       Buyer shall defend, indemnify and hold harmless Seller and Seller's officers, directors, shareholders, agents, employees and affiliates, and their successors and permitted assigns (individually, a "Seller Indemnitee" and
                                                        ------------------
collectively  the  "Seller  Indemnitees")  from and  against any and all Losses,
                    -------------------
suffered by a Seller Indemnitee, which arise out of or result from:

              (a) any material inaccuracy or material misrepresentation in or material breach of any of the covenants or agreements made by Buyer in this Agreement or in any document, certificate or affidavit delivered by Buyer pursuant to the provisions of this Agreement;

              (b) any taxes arising from the operation of the Business from and after the Closing Date;

              (c)    any of the Assumed Obligations; and

              (d) any other matter related to the conduct of the Business from and after the Closing Date or the use of the Purchased Assets from and after the Closing Date.

       7.4    Indemnification Payments.
              ------------------------

       All indemnity payments, whether by Buyer or Seller, to be made under this Agreement shall be made in immediately available funds.

       7.5    Procedure for Third Party Claims.
              --------------------------------

              (a)    Notice to the indemnifying  party shall be given within ten
(10) days (or such later time period if the party seeking indemnification will be materially prejudiced by such ten day notice requirement, but in such cases, as promptly as possible) after receipt by any Seller Indemnitee or Buyer Indemnitee of actual knowledge of the commencement of any action or the assertion of any claim that will likely result in a claim by it for indemnity pursuant to this Agreement. Such notice shall set forth in reasonable detail the nature of such action or claim to the extent known, and include copies of any written correspondence from the party asserting such claim or initiating such action. The indemnifying party shall be entitled, at its own expense, to assume or participate in the defense of such action or claim. In the event that the indemnifying party assumes the defense of such action or claim, it shall be conducted by counsel chosen by such party and approved by the party seeking indemnification, which approval shall not be unreasonably withheld. No settlement of a matter by the party seeking indemnification shall be binding on the indemnifying party for purposes of establishing such party's indemnification obligations hereunder.

              (b) With respect to actions as to which the indemnifying party does not exercise its right to assume the defense, the party seeking indemnification shall assume and control the defense of and contest such action with counsel chosen by it and approved by the indemnifying party, which approval shall not be unreasonably withheld. The indemnifying party shall be entitled to participate in the defense of such action, the cost of such participation to be at its own expense. The indemnifying party shall be obligated to pay the reasonable attorneys' fees and expenses of the party seeking indemnification to the extent that such fees and expenses relate to claims as to which indemnification is payable under Sections 7.2 or 7.3.

              (c)    Both the indemnifying party and the indemnified party shall cooperate fully with one another in connection with the defense, compromise, or settlement of any such claim or action, including, without limitation, by making available to the other all pertinent information and witnesses within its control. Without limitation of the foregoing, any party granted the right to direct the defense of a threatened or actual suit, investigation or proceeding hereunder shall: (i) keep the other fully informed of material developments in the action, suit, investigation or proceeding at all stages thereof; (ii) promptly submit to the other copies of all pleadings, responsive pleadings, motions and other similar legal documents and papers received in connection with the action, suit, investigation or proceeding; (iii) permit the other and its counsel, to the extent practicable, to confer on the conduct of the defense of the action, suit, investigation or proceeding; and (iv) to the extent practicable, permit the other and its counsel an opportunity to review all legal papers to be submitted prior to their submission. The parties shall make available to each other and each other's counsel and accountants all of its or their books and records relating to the action, suit, investigation or proceeding, and each party shall render to the other such assistance as may be reasonably required in order to insure the proper and adequate defense of the action, suit, investigation or proceeding. The parties shall use their respective good faith efforts to avoid the waiver of any privilege of either party.

              (d) In the event that a party makes an indemnity claim that is determined by a court of competent jurisdiction to be without reasonable basis in law or fact, that party shall bear all costs and expenses (including court costs and reasonable legal and accounting fees) incurred by the other party in investigating and defending against such claim.

       7.6    Indemnification Exclusive Remedy.
              --------------------------------

       This Section 7 constitutes the sole and exclusive remedy of the parties with respect to any subject matters addressed herein, and Buyer, on the one hand, and Seller, on the other hand, hereby waive and release the other from any and all other claims or other causes of action, including without limitation claims for contribution, relating to any such subject matter.

       7.7    Successors.
              ----------

       The merger, consolidation, liquidation, dissolution or winding up of, or any similar transaction with respect to, the parties hereto shall not affect in any manner the obligations of the parties pursuant to Section 7 or any other term or provision of this Agreement, and the parties covenant and agree to make adequate provision for their liabilities and obligations hereunder in the event of any such transaction.

       7.8    Limits on Indemnification.
              -------------------------

       Notwithstanding the provisions of Sections 7.2 and 7.3 and above, neither the Buyer Indemnitees nor the Seller Indemnitees shall be entitled to receive indemnification under this Agreement for a claim relating to a breach of a representation or warranty contained herein.

Section 8.    Executive Compensation
              ----------------------

       8.1    Monetary Compensation:
              ---------------------

       Beginning on the effective date hereof, each of Thomas Raymond and Jerry Rosemeyer shall receive an initial combined salary and expense draw of $5,000.00 per month. At such time as the gross sales of the Business exceed $30,000 per month, for a minimum of two consecutive months, the above-referenced combined salary and expense draw shall increase to $5,500.00 per month. At such time as the gross sales of the Business exceed $40,000 per month, for a minimum of two consecutive months, the above-referenced combined salary and expense draw shall increase to $6,000.00 per month. At such time as the gross sales of the Business exceed $50,000 per month, for a minimum of two consecutive months, the above-referenced combined salary and expense draw shall increase to $6,500.00 per month. At such time as the gross sales of the Business exceed 60,000 per month, for a minimum of two consecutive months, the above-referenced combined salary and expense draw shall increase to $7,000.00 per month. At such time as the gross sales of the Business exceed $75,000 per month, for a minimum of two consecutive months, the above-referenced combined salary and expense draw shall increase to $7,500.00 per month.

       8.2    Stock Compensation.
              ------------------

       Beginning on the effective date hereof, each of Thomas Raymond and Jerry Rosemeyer shall receive 25,000 shares of Class B Common Stock of the Seller. At such time as the gross sales of the Business exceed $50,000 per month, for a minimum of three consecutive months, each of Thomas Raymond and Jerry Rosemeyer shall receive 12,500 additional shares of Class B Common Stock of the Seller. At such time as the gross sales of the Business exceed $75,000 per month, for a minimum of three consecutive months, each of Thomas Raymond and Jerry Rosemeyer shall receive 12,500 additional shares of Class B Common Stock of the Seller. At such time as the gross sales of the Business exceed $100,000 per month, for a minimum of three consecutive months, each of Thomas Raymond and Jerry Rosemeyer shall receive 12,500 additional shares of Class B Common Stock of the Seller. At such time as the gross sales of the Business exceed $150,000 per month, for a minimum of three consecutive months, each of Thomas Raymond and Jerry Rosemeyer shall receive 12,500 additional shares of Class B Common Stock of the Seller. At such time as the gross sales of the Business exceed $200,000 per month, for a minimum of three consecutive months, each of Thomas Raymond and Jerry Rosemeyer shall receive 12,500 additional shares of Class B Common Stock of the Seller. At such time as the gross sales of the Business exceed $250,000 per month, for a minimum of three consecutive months, each of Thomas Raymond and Jerry Rosemeyer shall receive 12,500 additional shares of Class B Common Stock of the Seller. At such time as the gross sales of the Business exceed $350,000 per month, for a minimum of three consecutive months, each of Thomas Raymond and Jerry Rosemeyer shall receive 25,000 additional shares of Class B Common Stock of the Seller.

       8.2    Stock Options.
              -------------

       Thomas Raymond and Jerry Rosemeyer shall be entitled to earn stock options in an amount to be mutually agreed upon by Thomas Raymond and Jerry Rosemeyer and Buyer.

Section 9.    Investment in Seller.
              --------------------

       Buyer shall make a cash investment in the Seller in the amount of $140,000 (the "Investment") The Investment shall take place within one hundred
(120) days of the Closing and shall be treated as an inter-company loan subject to repayment at the discretion of the Buyer.

Section 10.   General Provisions.
              ------------------

       10.1   No Third Party Beneficiaries.
              ----------------------------

       Nothing in this Agreement is intended, nor shall it be construed, to confer any rights or benefits upon any person, corporation, association, partnership, limited liability company, joint venture, organization, business, individual, government or government agency or political subdivision thereof or any other entity (a "Person") other than the parties hereto, their successors and assigns pursuant to Section 8.5, and solely to the extent provided in
Section 7, the other Seller Indemnitees and Buyer Indemnitees, and no other Person shall have any rights or remedies hereunder.

       10.2   Expenses of the Parties; Certain Litigation.
              -------------------------------------------

       All expenses involved in the preparation, authorization, and consummation of this Agreement, incurred up to and including the Closing, including, without limitation, all fees and expenses of agents, representatives, counsel, and accountants in connection therewith, shall be borne solely by the party who shall have incurred the same, and the other part[ies] shall have no liability in respect thereof; provided, however, that nothing herein shall be construed to release or impair any claim for damages by any party.

       11.3   Amendment and Waiver.
              --------------------

       This Agreement may not be changed or terminated orally. No waiver of compliance with any provision or condition hereof, and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

       12.4   Miscellaneous.
              -------------

       The section headings of this Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret, or construe the intentions of the parties. This Agreement may be executed in one or more counterparts and all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey; without giving effect to the conflict of laws principles thereof. Each of the parties hereto consents to submit to the exclusive jurisdiction of the courts of the State of New Jersey and of the United States District Court for the District of New Jersey, for any litigation arising out of or relating to this Agreement or any certificate, agreement or instrument delivered in connection with the transactions contemplated hereby and thereby (and agrees not to commence any litigation relating hereto or thereto except in such courts). Each of the parties hereto hereby agrees that any such litigation brought in any court of the State of New Jersey or of the United States District Court for the District of New Jersey has been brought in the proper venue and forum.

       12.5   Binding Effect.
              --------------

       This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective administrators, legal representatives, successors and permitted assigns.

       12.6   Publicity.
              ---------

       No party hereto or its representatives will, without the prior written consent of the other parties, disclose to any other Person any information that has been made available in connection with this Agreement (other than information which has been published or made publicly available other than by unauthorized disclosure of a party), make any public announcement concerning the transactions contemplated hereby or disclose any of the terms, conditions, or other facts with respect to this Agreement, except (i) as required by Law, and
(ii) with respect to a proposed or ultimate purchaser of all or a portion of the assets or capital stock of Seller or parent entity of Seller. If circumstances make it impossible to give prior written notice of any such requirement of Law, then any disclosure made shall be no more extensive than is necessary to meet the minimum requirement imposed on the party making such disclosure

       12.7   Complete Agreement.
              ------------------

       This Agreement and the Exhibits and Schedules and other documents referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all previous negotiations, commitments, and writings.

       12.8   Notices.
              -------

       Any notice, report, demand, waiver, consent or other communication given by a party under this Agreement (each a "Notice") shall be in writing, may be given by a party or its legal counsel, and shall be deemed to be duly given (i) when personally delivered, or (ii) upon delivery by United States Express Mail or similar overnight courier service which provides evidence of delivery, or if refused upon the first date of attempted delivery or (iii) when five (5) days have elapsed after its transmittal by registered or certified mail, postage prepaid, return receipt requested, addressed to the party to whom directed at that party's address as it appears below or another address of which that party has given notice, or (iv) when delivered by facsimile transmission if a copy thereof is also delivered in person or by overnight courier. Notices of address change shall be effective only upon receipt notwithstanding the provisions of the foregoing sentence.

       Notice to Buyer shall be sufficient if given to:

                                         SoftNet Technology Corp.
                                         1 Anderson Road, Suite 105
                                         Bernardsville, New Jersey  07924
                                         Attn: James Farinella
                                         Fax: (908)
                  with a copy to:        Heimerl Law Firm
                                         1 Anderson Road, Suite 105
                                         Bernardsville, New Jersey  07924
                                         Attn: Wolfgang Heimerl, Esq.
                                         Fax: (908) 766-4821

       Notice to Seller shall be sufficient if given to:

                                         Indigo Technologies, Inc.

                  with a copy to:






       10.9   Assignment.
              ----------

       Except as expressly provided herein, this Agreement and any rights pursuant hereto shall not be assignable by Seller or Buyer without the prior written consent of the other party.

       10.10  Severability.
              ------------

       If any term or provision of this Agreement shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provisions had not been contained herein.

       10.11  Termination.
              -----------

              (a) This Agreement may be terminated at any time prior to the Closing by mutual written consent of Seller and Buyer.

              (b) This Agreement may be terminated by the Buyer (i) during the Due Diligence Period, in Section 5.1(a), if Buyer is not completely satisfied with the verification of revenue and expenses or its audit; or (ii) in the event the required consents are not obtained to assign/assume the real property lease and equipment/machinery note.

              (c) At any time on or prior to the Closing Date, if Buyer shall default in the observance or in the due and timely performance of any of its material covenants herein contained, or if there shall exist any breach by Buyer of any of its representations and warranties set forth in this Agreement, and such default or breach is not cured within a period of thirty (30) days after written notice is given to Buyer, then Seller may (i) terminate this Agreement, or (ii) resort to Seller's right to seek an equitable remedy of specific performance of this Agreement against Buyer.

              (d) At any time on or prior to the Closing Date, if Seller shall default in the observance or in the due and timely performance of any of its material covenants herein contained, or if there shall exist any breach by Seller of any of its representations and warranties set forth in this Agreement, and such default or breach is not cured within a period of thirty (30) days after written notice is given to Seller, then Buyer may (i) terminate this Agreement, or (ii) resort to Buyer's right to seek an equitable remedy of specific performance of this Agreement against Seller.

              (e)    If this  Agreement is  terminated as provided  herein:  (i)
each party will redeliver all documents, work papers and other material of the other party or parties relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same; and (ii) no information received by any party hereto with respect to the business of the other party or their affiliated companies (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed or available as public information with any governmental authority) shall at any time be used for the advantage of, or disclosed to third parties, by such party for any reason whatsoever; and thereafter (iii) no party shall have any liability or further obligation to any other party to this Agreement except as provided by this Section 8.11, except to the extent such claim or obligation has accrued prior to such termination of this Agreement.

       10.12  Dispute Resolution.
              ------------------

       The parties to this Agreement agree that should any dispute arise out of any portion of this Agreement that, the parties will submit such dispute to binding mediation before mutually agreed upon independent third party. Such mediation shall be conducted under the Rules of the American Arbitration Association or such other rules as the parties may mutually agree upon.





       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.



                                             SoftNet Technology Corp.
                                             a Nevada Corporation




                                             By:
                                                --------------------------------
                                                Name:   James Farinella
                                                Title:  President & C.E.O

                                             Indigo Technologies, Inc.
                                             a Georgia Corporation




                                             By:
                                                --------------------------------
                                                Name:   Casey Hagon
                                                Title:  Managing Member

                                 Schedule 1.1(a)
                                 ---------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



1. Any and all equipment, machinery, furniture and fixtures located at the Seller's offices, including, without limitation the equipment used to operate the Business, as set forth below:


                    Make           Model No.            Serial No.
                    ----           ---------            ----------




2.     The Seller's telephone number web site address for the Business;


3. All warranties, operating manuals, and other documents which are relevant to the Purchased Assets;


4. Government approvals, permits and licenses, if any, necessary to own and operate the Business;


5.     Goodwill;


6.     Customer Lists; and


7.     Trade Name for the sole use of operating the Business.

                                 Schedule 1.1(b)
                                 ---------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                              Real Property Leases
                              --------------------


?




                                Equipment Leases
                                ----------------


?

                                 Schedule 1.1(c)
                                 ---------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                          Contracts and Other Documents
                          -----------------------------


?



                              Employment Agreements
                              ---------------------


?

                                 Schedule 1.1(d)
                                 ---------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                                 List of Permits
                                 ---------------



       ?

                                 Schedule 1.1(e)
                                 ---------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                    List of Suppliers, Vendors and Customers
                    ----------------------------------------

                                  Schedule 1.2
                                  ------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                                 Excluded Assets
                                 ---------------


?

                                 Schedule 1.3(b)
                                 ---------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                                 Permitted Liens
                                 ---------------


?

                                 Schedule 1.4(b)
                                 ---------------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                               Assumed Obligations
                               -------------------


Real Property Lease - ?


Machinery and Equipment Loans - ?

                                    Schedule
                                    --------

                                     to the
                                     ------

                            Asset Purchase Agreement
                            ------------------------



                          Allocation of Purchase Price
                          ----------------------------


?

                                 Exhibit 5.5(a)
                                 --------------

                              Form of Bill of Sale
                              --------------------



See attached.